GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	10/20/2004
Collection Period Ended:	9/30/2004
Closing Date:	8/12/2004
Next Payment Date:	11/22/2004
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Note Payment Detail

					Principal	Interest
			Original Face	Beginning	Payment	Payment		Ending
Class	CUSIP	Interest Rate	Value	Class Balance	Amount	Amount	Total	Class Balance

A	36159LAA4	1.86125%	1,202,000,000.00	1,202,000,000.00	0.00	1,864,352.08	1,864,352.08	1,202,000,000.00
B	36159LAB2	2.07125%	38,000,000.00	38,000,000.00	0.00	65,589.58	65,589.58	38,000,000.00
C	36159LAC0	2.28125%	10,000,000.00	10,000,000.00	0.00	19,010.42	19,010.42	10,000,000.00

TOTALS			1,250,000,000.00	1,250,000,000.00	0.00	1,948,952.08	1,948,952.08	1,250,000,000.00

Beginning of Month Balance	2,842,743,309.91
New Volume	1,071,208,437.83
Principal Collections	936,712,414.03
Defaulted Amount	(25,790.05)
End of Month Balance	2,977,265,123.76

Overconcentrations
Dealer Overconcentration	0.00
Manufacturer Overconcentration	0.00
Product Line Overconcentration	0.00

Collections
Principal Collections	936,712,414.03
Non Principal Collections	15,147,758.43
Total Collections	951,860,172.46

Defaults
Default Amount	(25,790.05)
Series Allocation Percentage	44.42%
Investor Default Amount	(11,454.85)

Charge-offs
Investor Charge-offs	0.00

Values above include the Note Trust Certificate

GE Dealer Floorplan Master Note Trust 2004-1

Payment Date:	10/20/2004
Collection Period Ended:	9/30/2004
Closing Date:	8/12/2004
Next Payment Date:	11/22/2004
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Allocation of Available Non Principal Collections

Series Allocation Percentage			44.42%
Available Non Principal Collections Allocated to Series				6,727,991.78

Application of Available Non Principal Collections and Available Principal Collections

(a)	Available Non Principal Collections Allocated to Series			6,727,991.78

(i)	(A)	Amount to Indenture Trustee		7,750.00

	(B)	Amount to Trustee		7,000.00
	(C)	Amount to Administrator		250.00
	(D)	Amount to Custodian		0.00

(ii)	Noteholder Servicing Fee			1,740,693.92
	Unpaid Servicer Advances and interest thereon			0.00

(iii)	Class A Monthly Interest			1,864,352.08

(iv)	Class B Monthly Interest			65,589.58

(v)	Class C Monthly Interest			19,010.42

(vi)	Investor Default Amount (treated as Available Principal Collections)		(11,454.85)
	Required Deposit to Principal Account			0.00

(vii)	Investor Charge-offs		0.00
	Reimbursement of Investor Charge-offs		0.00
	Unreimbursed Investor Charge-offs		0.00
	Reallocation Principal Collections		0.00
	Reimbursement of Reallocated Principal Collections		0.00
	Unreimbursed Reallocated Principal Collections		0.00

	Sum of Unreimbursed Investor Charge-offs and Reallocated Principal Collections			0.00

(viii)	Amount Required to be Deposited to the Reserve Account			0.00

GE Dealer Floorplan Master Note Trust 2004-1
Payment Date:	10/20/2004
Collection Period Ended:	9/30/2004
Closing Date:	8/12/2004
Next Payment Date:	11/22/2004
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

(ix) Remaining Amounts due to:
Indenture Trustee	0.00
Trustee	0.00
Administrator	0.00
Custodian	0.00

(x) Amounts otherwise required to be Deposited to Principal Account	0.00

Excess Non Principal Collections for Series 2004-1	3,023,345.78
Excess Non Principal Collections for Series 2004-2	2,992,095.78
Total Excess Non Principal Collections	6,015,441.56

Non Principal Shortfalls for Series 2004-1	0.00
Non Principal Shortfalls for Series 2004-2	0.00
Total Non Principal Shortfalls	0.00

Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-1	0.00
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-2	0.00
Total Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls	0.00

Released to Transferor	6,015,441.56

(b) Revolving Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	416,047,922.57

Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	416,047,922.57

(c) Controlled Accumulation Period

Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:
Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust 2004-1
Payment Date:	10/20/2004
Collection Period Ended:	9/30/2004
Closing Date:	8/12/2004
Next Payment Date:	11/22/2004
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Early Amortization Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00
Class A
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Principal Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	832,095,845.14

Aggregate Principal Shortfall for Principal Sharing Series
0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	832,095,845.14

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	39,393,931.20
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	1,250,000,000.00
Principal Overcollateralization Amount	12,626,000.00
Subtotal	1,262,626,000.00
Required Reserve Account Amount	39,393,931.20

Reserve Account Deficiency	0.00
Reserve Account Deposits	47,098.81
Reserve Account Withdrawals	47,098.81
Ending Reserve Account Amount	39,393,931.20

GE Dealer Floorplan Master Note Trust 2004-1
Payment Date:	10/20/2004
Collection Period Ended:	9/30/2004
Closing Date:	8/12/2004
Next Payment Date:	11/22/2004
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Beginning Balance	0.00
Deposits	1,963,702.08
Disbursements	1,963,702.08
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00

Ending Balance	0.00

Free Equity Amount

Note Trust Principal Balance	2,842,743,309.91
Aggregate Collateral Amount for all Series of Notes	2,525,252,000.00
Free Equity Amount	317,491,309.91

Minimum Free Equity Percentage	5.00%
Note Trust Principal Balance	2,842,743,309.91
Minimum Free Equity Amount	142,137,165.50

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	32.95%
Prior Monthly Payment Rate	37.64%
Second Prior Monthly Payment Rate	N/A
3 Month Average Monthly Payment Rate	35.30%

GE Dealer Floorplan Master Note Trust 2004-1
Payment Date:	10/20/2004
Collection Period Ended:	9/30/2004
Closing Date:	8/12/2004
Next Payment Date:	11/22/2004
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Summary of Allocation of Collections

Total Principal Collections
Principal Collections Allocated to Series 2004-1	936,712,414.03
Principal Collections Allocated to Series 2004-2	416,047,922.57
Principal Collections Not Allocated to Any Series and Released to Transferor	416,047,922.57
104,616,568.89

Total Non Principal Collections	15,147,758.43
Non Principal Collections Allocated to Series 2004-1	6,727,991.78
Non Principal Collections Allocated to Series 2004-2	6,727,991.78
Non Principal Collections Not Allocated to Any Series and Released to Transferor	1,691,774.87